Exhibit 99.1

GLOBE SPECIALTY METALS, INC. IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Proxy Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the methods outlined below to submit your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 8:00 AM, EST, on September 10, 2015. Submit Your Proxy by Internet Go to www.investorvote.com/GSM Or scan the QR code with your smartphone Follow the steps outlined on the secure website Submit Your Proxy by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your instructions with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposal — The Board of Directors recommends you vote FOR proposals 1, 2 and 3. 1. To adopt the Business Combination Agreement (the “Business Combination Agreement”), originally dated as of February 23, 2015, as amended and restated as of May 5, 2015, and as it may be further amended from time to time, by and among Globe Specialty Metals, Inc., a Delaware corporation (“Globe”), Grupo Villar Mir, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima, Grupo FerroAtlántica, S.A.U., a Spanish public limited liability company in the form of a sociedad anónima, VeloNewco Limited, a private limited company incorporated under the laws of England and Wales, and Gordon Merger Sub, Inc., a Delaware corporation. 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the foregoing proposal. 3. A non-binding advisory proposal to approve certain compensation arrangements for Globe’s named executive officers in connection with the transactions contemplated by the Business Combination Agreement. For Against Abstain For Against Abstain For Against Abstain B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your proxy to be counted. — Date and Sign Below When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such and if the signer is a corporation, please sign with the full corporate name by a duly authorized officer. If shares are held in the name of more than one person, all named holders must sign the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 2 4 3 8 2 9 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 024COB

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The Notice and Proxy Statement are available at: www.edocumentview.com/GSM IF YOU HAVE NOT SUBMITTED YOUR PROXY VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — GLOBE SPECIALTY METALS, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 10, 2015 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Globe Specialty Metals, Inc. appoints each of Alan Kestenbaum and Stephen Lebowitz with full power of substitution, as proxy to vote all shares of the undersigned in Globe Specialty Metals, Inc. at the Special Meeting of Stockholders to be held on SEPTEMBER 10, 2015, and at any adjournment or postponement thereof, with like effect and as if the undersigned were personally present and voting upon the matters on the reverse side. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. PROXIES WILL BE VOTED AS DIRECTED OR SPECIFIED. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)